UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

February 28, 2014 (February 24, 2014)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On February 24, 2014, the Board of Directors (the “Board”) of Amedisys, Inc. (the “Company”) approved an amendment to Section 3.3 of the Company’s By-laws adding the following sentence: “In the event the Board has elected Co-Chairmen of the Board, each Co-Chairman shall have the authority to act as a Chairman of the Board as provided in these By-laws.”

The full text of Section 3.3 of the Company’s By-laws, as amended on February 24, 2014, is filed as Exhibit 3.1 to this
Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Full text of Section 3.3 of the By-laws of Amedisys, Inc., as amended on February 24, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Scott G. Ginn
Scott G. Ginn
Senior Vice President of Accounting and Principal Accounting Officer (dully authorized officer)

DATE: February 28, 2014

Exhibit Index

Exhibit No.	Description

3.1	Full text of Section 3.3 of the By-laws of Amedisys, Inc., as amended on February 24, 2014

4